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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        October 17, 1995
________________________________________________________________________________

                              THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       1-11011                 86-0695381
________________________________________________________________________________
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)


1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                           85004
________________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:                602/207-6900
                                                   _____________________________


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Item 5.  Other Events.

         The FINOVA Group Inc. (formerly known as GFC Financial Corporation) today announced revenues, net income and selected financial data and ratios for the third quarter ended September 30, 1995 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                 Exhibits                           Title
                 --------             -------------------------------------
                       28                Press Release of The FINOVA Group Inc.
                                         dated October 17, 1995



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              THE FINOVA GROUP INC.

                                  (Registrant)

Dated:  October 17, 1995          By   /s/  Bruno A. Marszowski
                                  _____________________________
                                  Bruno A. Marszowski, Senior Vice President,
                                  Chief Financial Officer and Controller
                                  Principal Financial Officer/Authorized Officer



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